SCHEDULE 13D                                                 PAGE 33 OF 42 PAGES


                                  EXHIBIT 99.2
                      Executive Officers and Directors of
                          Wilmington Securities, Inc.*

Name and Address                                           Position
----------------                                           --------
Lawrence M. Wagner                                         President
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Darlene Clarke                                             Vice President, Chief Financial Officer, Treasurer
824 Market Street, Suite 900                               and Director
Wilmington, Delaware 19801

Lario M. Marini                                            Senior Vice President and Director
Rodney Square North
Wilmington, Delaware 19801

Richard H. Brown                                           Assistant Vice President and Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

H. Vaughn Blaxter, III                                     Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                                             Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                                            Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Charles H. Bracken, Jr.                                    Assistant Secretary and Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Russell W. Ayres, III                                      Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219



 *All officers and directors of Wilmington Securities, Inc. are U.S. citizens.

SCHEDULE 13D                                                 PAGE 34 OF 42 PAGES


                      Executive Officers and Directors of
                              The Hillman Company*


Henry L. Hillman                                           Chairman of the Executive Committee and Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C.G. Grefenstette                                          Chairman of the Board and Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner                                         President, Chief Executive Officer and Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III                                    Vice President, Secretary, General Counsel and
1900 Grant Building                                        Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                                             Vice President, Assistant Secretary and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Carol J. Cusick Riley                                      Vice President, Associate General Counsel and
1900 Grant Building                                        Assistant Secretary
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                                        Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                                             Vice President - Personnel and Administration
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Richard M. Johnston                                        Vice President - Investments
2000 Grant Building
Pittsburgh, Pennsylvania 15219

John W. Hall                                               Vice President - Accounting and Information Services
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                                          Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

*All officers and directors of The Hillman Company are U.S. citizens.

SCHEDULE 13D                                                 PAGE 35 OF 42 PAGES


                      Executive Officers and Directors of
                        The Hillman Company* (continued)

Bruce I. Crocker                                           Vice President - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                                          Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.                                    Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Cornelius Conley                                           Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                                             Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Jeffrey A. Davis                                           Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                                          Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mary Black Strong                                          Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamycyk                                        Assistant Secretary and Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                                           Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Juliet Lea Hillman Simonds                                 Director
1800 Grant Building
Pittsburgh, Pennsylvania 15219

*All officers and directors of The Hillman Company are U.S. citizens.